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                                                                    EXHIBIT 10.1

                              KOFAX IMAGE PRODUCTS

                              AMENDED AND RESTATED
                   INCENTIVE STOCK OPTION, NONQUALIFIED STOCK
                   OPTION AND RESTRICTED STOCK PURCHASE PLAN

                             (the "1992 Stock Plan")

                      (As Amended as of September 11, 1992)


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                              KOFAX IMAGE PRODUCTS

                              AMENDED AND RESTATED
                   INCENTIVE STOCK OPTION, NONQUALIFIED STOCK
                    OPTION AND RESTRICTED STOCK PURCHASE PLAN

         1. Amendment and Restatement of Restricted Stock Plan. This Amended and Restated Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan (the "1992 Stock Plan") amends and restates the Restricted Stock Purchase Plan - 1986 (the "Original Plan") of Kofax Image Products, a California corporation (the "Company").

         2. Purposes of the 1992 Stock Plan.

            The purposes of the 1992 Stock Plan are (a) to insure the retention of the services of existing executive personnel, employees and non-employee directors of the Company or its affiliates; (b) to attract and retain competent new executive personnel and employees; (c) to provide incentive to all such personnel, employees and non-employee directors to devote their utmost effort and skill to the advancement and betterment of the Company, by permitting them to participate in the ownership of the Company and thereby in the success and increased value of the Company; and (d) to allow consultants, business associates and others with important business relationships with the Company the opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.


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         3. Shares Subject to the 1992 Stock Plan.

            The shares of stock subject to the incentive options having the terms and conditions set forth in Section 7 below (hereinafter "incentive options") and/or nonqualified options or restricted shares having the terms and conditions set forth in Section 8 below (hereinafter "nonqualified options" and "restricted shares") and other provisions of the 1992 Stock Plan shall be shares of the Company's authorized but unused or reacquired common stock (herein sometimes referred to as the "Common Stock"). The total number of shares of the Common Stock of the Company which may be issued under the 1992 Stock Plan shall not exceed, in the aggregate, one million two hundred fifty thousand (1,250,000) shares, including shares issued under the Original Plan. The limitations established by the preceding sentence shall be subject to adjustment as provided in Section 9 below. In the event that any outstanding incentive option or nonqualified option granted under the 1992 Stock Plan can no longer under any circumstances be exercised, or in the event that any shares purchased pursuant to the 1992 Stock Plan are reacquired by the Company, for any reason, the shares of Common Stock allocable to the unexercised portion of such incentive option or nonqualified option, or the shares reacquired, as the case may be, may again be subject to grant or issuance under the 1992 Stock Plan.

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         4. Eligibility.

             (a) Incentive Options. Officers and other key employees of the Company or its parent or of any subsidiary corporation (including directors if they are also employees of the Company or a subsidiary), as may be determined by the Board or the Committee, who qualify for incentive stock options under the applicable provisions of the Internal Revenue Code, will be eligible for selection to receive incentive options under the 1992 Stock Plan. An employee who has been granted an incentive option may, if otherwise eligible, be granted an additional incentive option or options and/or receive nonqualified options or restricted shares if the Board or Committee shall so determine.

            (b) Nonqualified Options and Restricted Shares. Officers and other employees of the Company or of any subsidiary corporation, any member of the Board of Directors of the Company, whether or not he or she is employed by the Company, or consultants, business associates or others with important business relationships with the Company, will be eligible to receive nonqualified options or purchase restricted shares under the 1992 Stock Plan. An individual who has been granted a Nonqualified option or who has received restricted shares may, if otherwise eligible, be granted an incentive option (if otherwise eligible) or an additional nonqualified option or options or receive additional restricted shares if the Board or Committee shall so determine.


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         5. Administration of the 1992 Stock Plan.

            (a) The 1992 Stock Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee (the "Committee") consisting of three (3) or more persons, at least two of whom shall be directors of the Company, who shall be appointed by, and serve at the pleasure of, the Board of Directors. No person serving as a member of the Board or the Committee shall act on any matter relating solely to such person's own interests under the 1992 Stock Plan or any option thereunder. For purposes of the 1992 Stock Plan, the term "Administrator" shall mean the Board, or if the Board delegates responsibility for any matter to the Committee, the Committee. The Administrator may from time to time, in its discretion, determine which persons shall be granted incentive options, nonqualified options or receive restricted shares under the 1992 Stock Plan, the terms thereof, and the number of shares for which an incentive option or options or nonqualified option or options shall be granted or the number of restricted shares to be received.

            (b) The Administrator shall have full and final authority to determine the persons to whom, and the time or times at which, incentive options or nonqualified options shall be granted and restricted shares issued, the number of shares to be represented by each incentive option or nonqualified option and the number of restricted shares and the consideration to be received by the Company upon the exercise


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or issuance thereof; to interpret the 1992 Stock Plan; to amend and rescind rules and regulations relating to the 1992 Stock Plan; to determine the form and content of the incentive options or nonqualified options to be issued and terms and conditions of restricted shares to be offered under the 1992 Stock Plan; to determine the identity or capacity of any persons who may be entitled to exercise a participant's rights under any incentive option, nonqualified option or restricted share agreement under the 1992 Stock Plan; to correct any defect or supply any omission or reconcile any inconsistency in the 1992 Stock Plan or in any incentive option, nonqualified option or restricted share agreement in the manner and to the extent the Board or Committee deems desirable to carry the 1992 Stock Plan, incentive option, nonqualified option or restricted share agreement into effect; to accelerate the exercise date of any incentive option, nonqualified option or release and/or waive any repurchase rights or rights of first refusal of the Company contained in any option or restricted share agreement; to provide for an option to the Company to repurchase any shares issued upon exercise of an option or acceptance of a right of purchase upon termination of employment; and to make all other determinations necessary or advisable for the administration of the 1992 Stock Plan, but only to the extent not contrary to the express provisions of the 1992 Stock Plan. Any action, decision, interpretation or determination by the Administrator with respect to the application or administration


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of the 1992 Stock Plan shall be final and binding on all participants and prospective participants.

         6. Option Price and Purchase Price of Shares.

            (a) Incentive Options. The exercise price of the shares of Common Stock covered by each incentive option granted under the 1992 Stock Plan shall not be less than the fair market value of such shares on the date the incentive option is granted; provided, however, that the exercise price shall not be less than 110% of the fair market value if the person to whom such shares are granted owns 10% or more of the total combined voting power of all classes of outstanding stock of the Company, its parent or subsidiary corporation.

            (b) Nonqualified Options. The exercise price of the shares of Common Stock covered by each nonqualified option granted under the 1992 Stock Plan shall not be less than eighty-five percent (85%) of the fair market value of such shares on the date the nonqualified option is granted; provided, however, that the exercise price shall not be less than 110% of the fair market value if the person to whom such shares are granted owns 10% or more of the total combined voting power of all classes of outstanding stock of the Company, its parent or subsidiary corporation. The exercise price for nonqualified options shall be determined by the Administrator in its sole discretion within the restrictions in the preceding sentence.


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            (c) Restricted Shares. The purchase price for restricted shares to be issued under the 1992 Stock Plan shall not be less than 85% of the fair market value of such shares, calculated either on the date the time the purchase right is granted or on the date of the actual purchase of the restricted shares; provided, however, that the purchase price shall not be less than 110% of the fair market value if the person to whom such shares are granted owns 10% or more of the total combined voting power of all classes of outstanding stock of the Company, its parent or subsidiary corporation. The purchase price for restricted shares shall be determined by the Administrator in its sole discretion within the restrictions in the preceding sentence.

            (d) Fair Market Value. For purposes of this Section 6, fair market value shall, if the Common Stock is not listed or admitted to trading on a stock exchange, be the average of the closing bid price and asked price of the Common Stock in the over-the-counter market on the date the incentive option or nonqualified option is granted or restricted share is issued, or, if the Common Stock is then listed or admitted to trading on any stock exchange or the NASDAQ National Market System in the over-the-counter market, the closing sale price on such day on the principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no sale takes place on such day on such national market system or principal exchange, then the closing sale price of the Common


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Stock on such national market system or exchange on the next preceding day on which a sale occurred. During such times as there is not a market price available, the fair market value of the Company's Common Stock shall be determined by the Administrator, which shall consider, among other facts which it considers to be relevant, preferred stock preferences, the book value of such stock and the earnings of the Company. The exercise price or the purchase price, as the case may be, shall be subject to adjustment as provided in Section 9 below.

         7. Terms and Conditions of Incentive Options.

            Each incentive option granted pursuant to the 1992 Stock Plan shall be evidenced by a written Incentive Option Agreement which shall specify that the options subject thereto are incentive options within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended. The granting of an incentive option shall take place only when a written Incentive Option Agreement shall have been duly executed and delivered by or on behalf of the Company to the optionee to whom such incentive option shall be granted. Neither anything contained in the 1992 Stock Plan nor in any resolution adopted or to be adopted by the Administrator shall constitute the granting of any incentive option. The Incentive Option Agreement shall be in such form as the Administrator shall, from time to time, recommend, but shall comply with and be subject to the following terms and conditions:


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            (a) Medium and Time of Payment. The option price upon the exercise of the incentive option shall be payable (i) in United States dollars payable in cash, certified check, or bank draft; (ii) upon the written consent of the Administrator and subject to any legal restrictions on the acquisition or purchase of its shares by the Company, by the delivery of shares of Common Stock which shall be deemed to have a value to the Company equal to the aggregate fair market value of such shares determined at the date of such exercise in accordance with the provisions of Section 6 above; (iii) by the issuance of a promissory note in a form acceptable to the Administrator, (iv) by cancellation of indebtedness of the Company to optionee, (v) by waiver of compensation due or accrued to optionee for services rendered, (vi) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD" Dealer) whereby the optionee irrevocably elects to exercise the incentive option and to sell a portion of the shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company, (vii) provided that a public market for the Company's stock exists, through a "margin" commitment from the optionee and a NASD Dealer whereby the optionee irrevocably elects to exercise the incentive option and to pledge the shares so purchased to the


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NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company, or (viii) any combination of (i), (ii), (iii), (iv), (v), (vi), or
(vii) above, as the Administrator shall in its discretion determine.

            (b) Grant of Incentive Option. Any incentive option shall be granted within ten years from the date of the adoption of the Original Plan or the date the Original Plan was approved by the shareholders of the Company, whichever is earlier.

            (c) Number of Shares. The incentive option shall state the total number of shares to which it pertains.

            (d) Term of Incentive Option. Each incentive option granted under the 1992 Stock Plan shall expire within a period of not more than ten (10) years from the date the incentive option is granted; provided, however, that the incentive option shall expire within a period of not more than five (5) years if granted to a person who is the beneficial owner of 10% or more of the total combined voting power of all classes of outstanding stock of the Company.

            (e) Date of Exercise. The Administrator may, in its discretion, provide that an incentive option may be exercised immediately or that it may not be exercised in whole or in part for any specified period or periods of time or subject to the completion of specified projects or fulfillment of specified


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duties or responsibilities, or fulfillment of specified financial or other objectives. Except as may be so provided, any incentive option may be exercised in whole at any time or in part from time to time during its term.

            (f) Termination of Employment Except Death or Disability. In the event that an optionee who is an employee of the Company shall cease to be employed by the Company or a parent or any subsidiary corporation of the Company or a corporation or a parent or subsidiary corporation of a corporation issuing and assuming an incentive option in a transaction to which Section 425(a) of the Internal Revenue Code of 1986, as amended, applies, for any reason other than his death or disability, (i) all incentive options granted to any such optionee pursuant to the 1992 Stock Plan which are not exercisable at the date of such cessation shall terminate immediately and become void and of no effect, and (ii) all incentive options granted to any such optionee pursuant to the 1992 Stock Plan which are exercisable at the date of such cessation may be exercised at any time within three (3) months of the date of such cessation, but in any event no later than the date of expiration of the incentive option period, and if not so exercised within such time shall become void and of no effect at the end of such time.

            (g) Death or Disability of Optionee. If the optionee shall die or become disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended) and


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shall not have fully exercised his or her incentive options granted pursuant to the 1992 Stock Plan, all of such incentive options, whether or not otherwise exercisable, may be exercised at any time within one (1) year after the optionee's cessation of employment as a result of such death or disability but in any event no later than the date of expiration of the incentive option period, by such optionee, or in the event of death, by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the incentive option directly from the optionee by bequest or inheritance.

            (h) Rights as a Shareholder. An optionee or a transferee of an incentive option shall have no rights as a shareholder with respect to any shares of Common Stock covered by his or her incentive option until the date of the issuance of a share certificate to him or her for such shares. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such share certificate is issued.

            (i) Nonassignability of Rights. No incentive option shall be assignable or transferable by the person receiving same except by will or the laws of descent and distribution. During the life of such person, the incentive option shall be exercisable only by the optionee.

            (j) Limitation. Notwithstanding any other provisions of the 1992 Stock Plan, the aggregate fair market value (determined in accordance with the provisions of Section 6


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above as of the time the incentive option is granted) of the shares of Common
Stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year (under all such plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000.

            (k) Other Provisions. Any Incentive Option Agreement may contain such other terms, provisions and conditions as may be determined by the Administrator, which are not inconsistent with the provisions of Section 422A of the Internal Revenue Code of 1986, as amended, including the option of the Company to repurchase any shares issued upon the exercise of an option upon termination of employment. Incentive options granted to different persons, or to the same person at different times, may be subject to terms, conditions and restrictions which differ from each other.

         8. Terms and Conditions of Nonqualified Options and Restricted Stock Purchase Agreements.


            (a) Terms and Conditions Applicable to Nonqualified Options. Each nonqualified option granted pursuant to the 1992 Stock Plan shall be evidenced by a written Nonqualified Option Agreement which shall specify that the options subject thereto are nonqualified options. The granting of a nonqualified option shall take place only when this written Nonqualified Option Agreement shall have been duly executed and delivered by or on behalf of the Company to the optionee to whom such


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nonqualified option shall be granted. Neither anything contained in the 1992
Stock Plan nor in any resolution adopted or to be adopted by the Administrator shall constitute the granting of any nonqualified option. The Nonqualified Option Agreement shall be in such form as the Administrator shall, from time to time, recommend, but shall comply with and be subject to the following terms and conditions:

                     (i) Medium and Time of Payment. The nonqualified option price shall be payable (i) in United States dollars payable in cash, certified check, or bank draft; (ii) upon the written consent of the Administrator and subject to any legal restrictions on the acquisition or purchase of its shares by the Company, by the delivery of shares of Common Stock which shall be deemed to have a value to the Company equal to the aggregate fair market value of such shares determined at the date of such exercise in accordance with the provisions of Section 6 above; (iii) or by the issuance of a promissory note in a form acceptable to the Administrator; (iv) by cancellation of indebtedness of the Company to optionee, (v) by waiver of compensation due or accrued to optionee for services rendered, (vi) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the optionee and an NASD Dealer whereby the optionee irrevocably elects to exercise the nonqualified option and to sell a portion of the shares so purchased to


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pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company,
(vii) provided that a public market for the Company's stock exists, through a "margin" commitment from the optionee and a NASD Dealer whereby the optionee irrevocably elects to exercise the nonqualified option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company, or (viii) any combination of (i), (ii), (iii), (iv),
(v), (vi), or (vii) above, as the Administrator in its discretion shall determine.

                     (ii) Number of Shares. The nonqualified option shall state the total number of shares to which it pertains.

                     (iii) Term of Nonqualified Option. Each nonqualified option granted under the 1992 Stock Plan shall expire within a period of not more than ten (10) years from the date the nonqualified option is granted.

                     (iv) Date of Exercise. The Administrator may, in its discretion, provide that a nonqualified option may be exercised immediately or that it may not be exercised in whole or in part for any specified period or periods of time or subject to the completion of specified projects or fulfillment of specified duties or responsibilities or the


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      fulfillment of specified financial or other objectives. Except as may be so provided, any nonqualified option may be exercised in whole at any time or in part from time to time during its term.

                     (v) Termination of Employment Except Death or Disability. In the event that an optionee who is an employee of the Company shall cease to be employed by the Company or any of its subsidiaries for any reason other than his or her death or disability, or, in the event that an optionee who is a director but not an employee of the Company shall cease to be a director of the Company for any reason other than his or her death or disability, (i) all nonqualified options granted to any such optionee pursuant to the 1992 Stock Plan which are not exercisable at the date of such cessation shall terminate immediately and become void and of no effect, and (ii) all nonqualified options granted to any such optionee pursuant to the 1992 Stock Plan which are exercisable at the date of such cessation may be exercised at any time within three (3) months of the date of such cessation, but in any event no later than the date of expiration of the nonqualified option period, and if not so exercised within such time shall become void and of no effect at the end of such time.

                     (vi) Death or Disability of Optionee. If the optionee shall die or become permanently disabled and shall not have fully exercised his or her nonqualified options


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      granted pursuant to the 1992 Stock Plan, all of such nonqualified options, whether or not otherwise exercisable, may be exercised at any time within one (1) year after the optionee's death or permanent disability but in any event no later than the date of expiration of the nonqualified option period, by such optionee, or in the event of death, by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the nonqualified option directly from the optionee by bequest or inheritance.

            (b) Terms and Conditions Applicable to Restricted Stock Purchase Agreements Under the 1992 Stock Plan. After the Administrator shall have determined to offer to a person eligible to participate (hereinafter "offeree") the right to purchase or receive restricted shares under the 1992 Stock Plan, it shall cause to be delivered to the offeree a written stock purchase agreement (the "Stock Purchase Agreement") which shall constitute the Company's offer to sell or issue restricted shares and shall contain the terms and conditions of purchase, including, without limitation, the number of shares which the offeree shall be entitled to purchase, the purchase price per share, any other terms, conditions or restrictions relating thereto, and the number of days or period the offeree shall have to accept such offer. The execution and delivery of the Stock Purchase Agreement by the offeree to the Company within said number of days or period shall constitute


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acceptance of the offer and said Stock Purchase Agreement shall, thereupon, become a binding obligation of the Company and the offeree. Each Stock Purchase Agreement shall be in such form as the Administrator shall, from time to time, recommend, but shall comply with and be subject to the following terms and conditions:

                   (i) Method of Payment. The purchase price of the restricted shares shall be paid to the Company, (i) in United States dollars, payable in cash, certified check or bank draft; (ii) upon the written consent of the Administrator and so specified in the Stock Purchase Agreement and subject to any legal restrictions on the acquisition or purchase of its shares by the Company, by the delivery of shares of Common Stock which shall be deemed to have a value equal to the aggregate fair market value of such shares determined at the date of such issuance in accordance with the provisions of Section 6 above; (iii) upon the written consent of the Administrator and if so specified in the Stock Purchase Agreement by a promissory note in a form acceptable to the Administrator; (iv) by cancellation of indebtedness of the Company to the purchaser; (v) by waiver of compensation due or accrued to the purchaser for services rendered; or (vi) any combination of (i), (ii), (iii), (iv), or (v) above, as the Administrator shall in its discretion determine. The terms, manner and timing of such payment and the form and



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      content of any promissory note, shall be included or made a part of the
      Stock Purchase Agreement. If payment, in whole or in part, is made by a promissory note, the shares so purchased with such note shall be held in pledge with the Company to secure payment of the note. The pledge shall be in such form and shall contain such terms as the Administrator may deem appropriate.


                     (ii) Number of Shares. The Stock Purchase Agreement shall state the total number of shares which the offeree shall be entitled to purchase and whether or not the offeree may purchase less than all of the shares offered.

                     (iii) Term of Offer. The Stock Purchase Agreement shall specify the number of days or other period the offeree shall have to accept the offer, not to exceed ninety (90) days from the date of such offer. If not accepted by the offeree within such number of days or other period, the offer shall automatically terminate upon expiration thereof, and the offer shall thereupon be null and void and without further effect, except that the Administrator may extend such number of days or other period available for acceptance, not to exceed an additional ninety (90) days. Acceptance of the offer shall occur when the offeree has executed and redelivered to the Company one or more counterparts of the Stock Purchase Agreement in the form delivered to him by the Company and,


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      to be effective, such acceptance must be without condition or reservation of any kind whatsoever.

                     (iv)Escrow of Dividends. If payment for shares is made by a promissory note, all cash dividends paid with respect to the shares so purchased shall be held in escrow by the Company for the account of the purchaser without interest until such time as the shares are fully paid. Upon full payment of the promissory note, all of such escrowed dividends shall be paid to the purchaser without interest.

            (c) Terms and Conditions Applicable Equally to Nonqualified Options Granted and to Restricted Shares Issued Under the 1992 Stock Plan.

                     (i) Rights as a Shareholder. A nonqualified optionee or an offeree of restricted shares shall have no rights as a shareholder with respect to any shares of Common Stock covered by his or her nonqualified option or Stock Purchase Agreement until the date of the issuance of a share certificate to such optionee or offeree for such shares. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such share certificate is issued.

                     (ii)Nonassignability of Rights. No nonqualified option or Stock Purchase Agreement shall be assignable or transferable by the person receiving same except by will or the laws of descent and distribution. During the life of such person, the nonqualified option or offer to purchase restricted shares shall be exercisable only by him or her.


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                     (iii) Other Provisions. Any Nonqualified Option Agreement
      and any Stock Purchase Agreement may contain such other terms, provisions and conditions as may be determined by the Administrator, and, without limiting the generality of the foregoing, the Board of Directors or the Committee, as the case may be, shall have discretion to offer to a person a choice between having nonqualified options granted or having restricted shares offered to him, or to grant both nonqualified options and issue restricted shares or to condition a grant of nonqualified options upon a purchase of shares under a Stock Purchase Agreement under the 1992 Stock Plan. Nonqualified options granted or offers to purchase restricted shares made to different persons, or to the same person at different times, may be subject to terms, conditions and restrictions which differ from each other.

      9.    Changes in Capital Structure.

            In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation or reorganization in which the Company is the surviving corporation or of a recapitalization, stock split, combination of shares, reclassification, reincorporation, stock dividend (in excess of 2%), or other change in the corporate structure of the Company, appropriate adjustments shall be made


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by the Board of Directors in the aggregate number and kind of shares subject to the 1992 Stock Plan, and the number and kind of shares and the price per share subject to outstanding incentive options, nonqualified options and Stock Purchase Agreements in order to preserve, but not to increase, the benefits to persons then holding incentive options, nonqualified options and/or persons who are a party to Stock Purchase Agreements.

            In the event that the Company at any time proposes to sell substantially all of its assets, merge into, consolidate with or to enter into any other reorganization (including the sale of substantially all of its assets) in which the Company is not the surviving corporation, or if the Company is the surviving corporation and the ownership of the outstanding capital stock of the Company following the transaction changes by 80% or more as a result of such transaction, the 1992 Stock Plan and all unexercised incentive options or nonqualified options granted hereunder and all offers to purchase restricted shares shall terminate, unless provision is made in writing in connection with such transaction for the continuance of the 1992 Stock Plan and for the assumption of incentive options and nonqualified options theretofore granted, and all outstanding offers to purchase restricted shares and Stock Purchase Agreements, or the substitution for such incentive options, nonqualified options, offers to purchase restricted shares and Stock Purchase Agreements of new options covering, and new


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offers to purchase, shares of a successor corporation, and new Stock Purchase
Agreements covering shares of a successor corporation, with appropriate adjustments as to number and kind of shares and prices, in which event the 1992 Stock Plan and the incentive options, nonqualified options, offers to purchase restricted shares theretofore granted and outstanding Stock Purchase Agreements, or the new incentive options, nonqualified options, new offers to purchase restricted shares and Stock Purchase Agreements substituted therefor, shall continue in the manner and under the terms so provided. If such provision is not made in such transaction for the continuance of the 1992 Stock Plan and the assumption of incentive options, nonqualified options and rights of purchase theretofore granted and new Stock Purchase Agreements or the substitution for such incentive options, nonqualified options, rights of purchase of new incentive options, nonqualified options, rights of purchase and new Stock Purchase Agreements covering the shares of a successor corporation, then the Administrator shall cause written notice of the proposed transaction to be given to the persons holding incentive options, nonqualified options or rights of purchase, or persons who are a party to a Stock Purchase Agreement, not less than thirty (30) days prior to the anticipated effective date of the proposed transaction.

      10.    Amendment and Termination of the 1992 Stock Plan.

      The Board of Directors of the Company may from time to time alter, amend, suspend or terminate the 1992 Stock Plan in


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


such respects as the Board of Directors may deem advisable; provided, however, that no such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any person under any incentive option or nonqualified option theretofore granted to him or under any Stock Purchase Agreement without his consent. Without limiting the generality of the foregoing, to the extent permitted by applicable law, the Board of Directors of the Company may alter or amend the 1992 Stock Plan to comply with requirements under the Internal Revenue Code relating to restricted stock options, incentive options, qualified options or other options which give the optionee more favorable tax treatment than that applicable to options granted under this 1992 Stock Plan as of the date of its adoption. Upon any such alteration or amendment, to the extent permitted by applicable law, any outstanding option granted hereunder shall be subject to the more favorable tax treatment afforded to an optionee pursuant to such terms and conditions as the Administrator may determine.

            Unless the 1992 Stock Plan shall theretofore have been terminated, the 1992 Stock Plan was effective on November 14, 1986, and shall terminate on November 14, 1996.

         11. Application of Funds.

            The proceeds received by the Company from the sale of Common Stock pursuant to incentive options, nonqualified options and Stock Purchase Agreements, except as otherwise provided herein, will be used for general corporate purposes.


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


         12. No Obligation to Exercise Option or Right of Purchase.

            The granting of an incentive option, nonqualified option or the offer to purchase restricted shares shall impose no obligation upon the optionee to exercise such an incentive option, nonqualified option or the offeree to accept such offer to purchase restricted shares.

         13. Continuance of Employment.

            The 1992 Stock Plan or the granting of any incentive option, nonqualified option or offer to purchase any restricted share thereunder shall not impose any obligation on the Company to continue the employment of any optionee or offeree.

         14. Annual and Other Periodic Reports.

            Until the expiration of an incentive option, nonqualified option or right to purchase restricted shares, the Company will furnish to the optionee copies of all annual or other periodic reports that the Company distributes generally to its shareholders.

Dates of Adoption of Amendments

             (a) First Amendment to the Plan:
                 By the Board of Directors - June 11, 1992
                 By the Shareholders - June 30, 1992

             (b) Second Amendment to the Plan:
                 By the Board of Directors - September 21, 1992
                 (No Shareholder approval required.)


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